EXHIBIT 99.2

                            SECTION 906 CERTIFICATION

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Crown Medical Systems, Inc., a Nevada corporation, does hereby certify, to such officer's knowledge, that:

      The registration statement on Form S-4 under the Securities Act of 1933 fully complies with the requirements of that Act and information contained in the registration statement fairly presents, in all material respects, the financial condition and results of operations of the registrant.


Dated: February 27, 2004                /s/ William L. Sklar
                                        ----------------------------------------
                                        Name: William L. Sklar, President
                                        Title: Principal Executive Officer


Dated: February 27, 2004                /s/ G. Paul Marshall
                                        ----------------------------------------
                                        Name: G. Paul Marshall, Director
                                        Title: Principal Financial Officer